UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2025

Piedmont Lithium Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	36-4996461
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

42 E Catawba Street
Belmont, North Carolina 28012
(Address of principal executive offices and zip code)
(704) 461-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Friday, August 22, 2025, Piedmont Lithium Inc. (the “Company”) held its Special Meeting of Stockholders (the “Meeting”) at 11:00 a.m. Eastern Time. As of the close of business on June 16, 2025, the record date for the Meeting, there were 21,946,069 shares of common stock entitled to vote at the Meeting, including Chess Depository Interests on an as-converted basis. The results of the matters voted upon at the Meeting were as follows:

1.
 Merger Proposal: To consider and vote on the proposal to adopt and approve the Agreement and Plan of Merger, dated as of November 18, 2024 (as subsequently amended on April 22, 2025 and as it may be further amended from time to time, the “merger agreement”), by and among Sayona Mining Limited, an Australian public company limited by shares (“Sayona”), Shock MergeCo Inc., a Delaware corporation and a wholly owned subsidiary of Sayona (“Merger Sub”), and the Company:

Votes For	Votes Against	Abstentions
11,550,191	268,133	95,966

2.
 Advisory Compensation Proposal: To consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the merger of Merger Sub with and into the Company:

Votes For	Votes Against	Abstentions
10,019,237	1,451,239	443,814

3.
 Adjournment Proposal: To consider and vote on any proposal to postpone or adjourn the Meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt and approve the merger agreement at the time of the Meeting:

Votes For	Votes Against	Abstentions
10,786,012	789,712	338,566

Item 7.01	Regulation FD Disclosure.

On August 22, 2025, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding the results of the matters voted upon at the Meeting.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: August 22, 2025		/s/ Keith D. Phillips
	Name:	Keith D. Phillips
	Title:	President and Chief Executive Officer